UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

Precision BioSciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 314-5512

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, Derek Jantz, Ph.D. notified Precision BioSciences, Inc. (the “Company” or “Precision”) of his intentions to gradually step away from his current day-to-day responsibilities at Precision to pursue other personal and professional interests while continuing to support the Company’s external relationships, including with existing and potential business development partners. It is expected that he will assume an advisory role as Co-Founder and Chief Science Advisor. In this capacity, Dr. Jantz is expected to provide ongoing platform advice and support to the Precision executive team, as well as the Board of Directors' Science and Technology Committee, while also providing continuity to the Company's ongoing collaborations and assisting with development of new partnerships.

Item 7.01 Regulation FD Disclosure.

On February 24, 2023, the Company issued a press release announcing senior leadership organizational changes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Precision BioSciences, Inc., dated February 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision BioSciences, Inc.

Date:	February 24, 2023	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer